RMB International Fund
Portfolio Holdings As of March 31, 2020 (Unaudited)

	Number of
	Shares	Value
Common Stocks 90.8%
(percentage of net assets)
BERMUDA 2.5%
Hiscox Ltd.	377,013	$4,293,439

CANADA 2.6%
Open Text Corp.	131,390	4,594,402

FINLAND 2.3%
Sampo OYJ - Class A	140,795	4,061,775

FRANCE 10.2%
Atos SE	53,453	3,561,324
Safran S.A.	26,136	2,315,577
Sartorius Stedim Biotech	550	109,755
Schneider Electric SE	50,319	4,253,111
TOTAL S.A.	119,599	4,506,351
Vinci S.A.	36,304	2,966,378
		17,712,496

GERMANY 2.9%
BASF SE	107,763	5,037,058

HONG KONG 1.5%
Link REIT	304,000	2,562,257

IRELAND 6.0%
Glanbia PLC	333,590	3,631,337
Kerry Group PLC - Class A	58,975	6,842,583
		10,473,920

JAPAN 31.7%
Invincible Investment Corp.	11,247	2,537,330
Kao Corp.	62,588	5,098,934
Keyence Corp.	12,840	4,128,222
MS&AD Insurance Group Holdings, Inc.	147,300	4,109,837
Murata Manufacturing Co. Ltd.	73,700	3,663,978
Nippon Telegraph & Telephone Corp.	119,170	2,850,143
ORIX Corp.	257,600	3,073,339
Recruit Holdings Co. Ltd.	130,300	3,365,816
Shionogi & Co. Ltd.	102,600	5,054,023
SoftBank Group Corp.	45,129	1,597,674
Sony Corp.	63,400	3,755,409
Takuma Co. Ltd.	482,200	5,325,075
Toyota Motor Corp.	85,779	5,169,465
TV Asahi Holdings Corp.	355,868	5,393,485
		55,122,730

NETHERLANDS 1.2%
ING Groep N.V.	391,314	2,005,132

SPAIN 5.1%
Bankinter S.A.	776,263	2,815,998
Grifols S.A.	180,909	6,052,748
		8,868,746

SWEDEN 1.3%
Alfa Laval AB	130,955	2,242,078

SWITZERLAND 10.0%
Lonza Group AG	15,392	6,331,097
Novartis AG	79,258	6,538,693
STMicroelectronics N.V.	205,129	4,409,580
		17,279,370

UNITED KINGDOM 13.5%
Compass Group PLC	304,696	4,747,187
Diageo PLC	154,983	4,914,426
Intertek Group PLC	57,661	3,368,840
Rentokil Initial PLC	1,436,711	6,861,694
Rio Tinto PLC	76,872	3,523,979
		23,416,126
Total Common Stocks (Cost $186,289,718)		157,669,529

Short-Term Investments 6.0%
(percentage of net assets)
MONEY MARKET FUNDS 6.0%
First American Government Obligations Fund - Class X - 0.43% [a]	8,612,125	8,612,125
First American Treasury Obligations Fund - Class X - 0.32% [a]	1,751,841	1,751,841
Total Short-Term Investments (Cost $10,363,966)		10,363,966

Total Investments 96.8% (Cost $196,653,684)		$168,033,495
Cash and other assets, less liabilities 3.2%		5,629,023
Net Assets 100.0%		$173,662,518

a	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS ®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a
service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

Investment Valuation
Portfolio securities and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. The valuation methods below are listed in order of priority; the highest priority shall be employed when available, portfolio securities shall be fair valued by RMB’s Valuation Committee in conformity with the fair valuation provisions below. If none of the listed valuation methods are available, portfolio securities shall be fair valued by RMB’s Valuation Committee in conformity with the fair valuation provisions below.

Equity Securities, Warrants, Exchange Trading Funds (‘‘ETFs’’), and American Depository Receipts (‘‘ADRs’’) Listed on a U.S. Exchange. The market value shall be the last reported sale price on the market on which the security primarily trades. If there is no such last sale reported, securities will be valued at the mean between the closing bid and closing asked prices on the primary market.

Equity Securities on NASDAQ. The market value shall be the NASDAQ Official Closing Price or ‘‘NOCP.’’ The NOCP is determined by NASDAQ to be the last reported sale price, unless the last sale price is above or below the last reported bid and asked prices. If the last reported bid and asked price is above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked price is below the last sale price, the last reported asked price will serve as the NOCP. If no last sales price is reported, the securities will be valued at the mean between the closing bid and closing asked price on the market on which the security primarily trades.

Equity Securities traded on the Over-The-Counter (“OTC”) Market. The market value shall be the last reported sale in the OTC market on which the security primarily trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc., or other recognized OTC market. If no last sale is reported, the securities will be valued at the mean between the closing bid and the closing asked price on the primary market.

Procedures to Address After-Market Events. If a significant event occurs in a foreign market on which a security primarily trades after the security’s closing price was established on the foreign exchange but before the Fund calculates its NAV, and causing the foreign security’s valuation price to no longer reflect actual value, such security’s fair value shall be determined through the use of an independent pricing service’s proprietary fair value pricing model. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Funds’ use of fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage; however, the Funds’
process may not be effective in preventing short-term NAV arbitrage trading.

At March 31, 2020	Level 1	Level 2	Level 3	Total
RMB International Fund
Assets
Common Stock*(a)	$15,068,322	$142,601,207	$-	$157,669,529
Short-Term Investments	10,363,966	-	-	10,363,966
Total Investments in Securities	$25,432,288	$142,601,207	$-	$168,033,495

*	Refer to the Fund's Portfolio Holdings for the breakdown of major categories
(a)	Certain securities moved to Level 2 classification when systematic fair valuation was used.
The aggregate market value of the common stocks labeled as Level 2 is being reflected in the following countries.

RMB
International
Fund
Bermuda	$4,293,439
Finland	4,061,775
France	17,712,496
Germany	5,037,058
Hong Kong	2,562,257
Japan	55,122,730
Netherlands	2,005,132
Spain	8,868,746
Sweden	2,242,078
Switzerland	17,279,370
United Kingdom	23,416,126
Total	$142,601,207